Subsequent Events	6 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

The Company has evaluated subsequent events after the balance sheet date through March 30, 2026, the date the financial statements were available for issuance. Management has determined that no significant events or transactions have occurred subsequent to the balance sheet date other than the events disclosed below that require both recognition and disclosure in the financial statements.

On September 26, 2025, the Company was served with a complaint by FOOT PRINT Co., Ltd. demanding unpaid service fees under an advertising services agreement of JPY1,197. Management evaluated the matter as of September 30, 2025 and determined that the potential obligation was not material to the Company’s financial position or results of operations. Accordingly, no accrual was recorded in the financial statements for the 6-month period ended September 30, 2025. Subsequently, the Company entered into a court-mediated settlement agreement on February 3, 2026. Pursuant to the settlement, the Company agreed to pay approximately JPY1,131 in full. Upon payment in February 2026, the parties agreed to withdraw all related claims and no further obligations remain between them. As of the date of this report, there is no outstanding balance related to this matter.

In October 2025, trading in the Company’s common stock on The Nasdaq Stock Market was temporarily suspended by the SEC. The suspension was initiated due to concerns regarding potential manipulation of the Company’s securities through recommendations made to investors by unknown third parties via social media. The Company is actively working to address the matters that led to the suspension and to satisfy the requirements for resumption of trading. As of the date of this report, trading of the Company’s securities remains suspended, and there can be no assurance as to when or if trading will resume.